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                                                                    EXHIBIT 10.9


                                 August 30, 2000


Mr. James P. Jimirro
Chairman, President and Chief Executive Officer
J2 Communications
10850 Wilshire Blvd., Ste. 1000
Los Angeles, CA  90024

Dear Jim:

This agreement shall amend the agreement between J2 Communications, its subsidiaries, successors and assignees (the "Company") and Batchelder & Partners, Inc. ("B&P") dated August 16, 2000 (the "Letter"). All capitalized terms not otherwise defined herein shall have the same meanings as in the Letter.

In the event of an occurrence of (i) any of the alternatives described in paragraph 4 of the Letter (which shall hereinafter be included in the definition of "Transaction") or (ii) a Transaction as defined in subparagraph 3(c) of the Letter, regardless of the percentage of Company ownership transferred by the Shareholders, the Company agrees to pay B&P a fee equal to 3.5% (0.035) of Total Transaction Value.

At the request of the Company's board of directors, B&P will render, in accordance with its customary practice, a written opinion (the "Opinion") as to the fairness, from a financial point of view, to the shareholders of the Company of the consideration to be received in a Transaction. It is understood that the Opinion may be in such customary form and qualified as B&P reasonably believes appropriate. The Company may reproduce the Opinion in full in any disclosure document or proxy statement relating to such Transaction that the Company files under the Securities Exchange Act of 1934 and distributes to its shareholders (the "Statement"). In such event, the Company shall also include references to the Opinion and to B&P and B&P's relationship with the Company (in each case in such form as B&P shall approve) in the Statement and shall include in the Statement information regarding the Opinion, in each case as approved by B&P. The Company shall pay B&P a fee for such Opinion of $150,000, payable 50% upon request of the Opinion by the Company's board of directors, and 50% promptly following our delivery of the fairness opinion, whether or not a Transaction is consummated.

Except as provided herein, the Letter shall remain in full force and effect and shall govern all rights and obligations of the parties.

AGREED AND ACCEPTED:

J2 COMMUNICATIONS                                  BATCHELDER & PARTNERS, INC.

By: /s/James P. Jimirro                            By: /s/Joel L. Reed
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Date: 09/12/00                                     Date: 08/30/00
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